Exhibit 10.2

NINTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 4, 2017
among

GULFPORT ENERGY CORPORATION,
as Borrower,

THE BANK OF NOVA SCOTIA,
as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,
and PNC BANK, NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and
PNC BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
WELLS FARGO BANK, N.A. and
BARCLAYS BANK PLC,
as Co-Documentation Agents

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of May 4, 2017, among GULFPORT ENERGY CORPORATION, a Delaware corporation ("Borrower"), THE BANK OF NOVA SCOTIA, as Administrative Agent ("Administrative Agent") and L/C Issuer, the financial institutions defined below as the Existing Lenders, and JPMORGAN CHASE BANK, N.A., COMMONWEALTH BANK OF AUSTRALIA, ABN AMRO CAPITAL USA LLC, FIFTH THIRD BANK, and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as new Lenders ("New Lenders").
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016, a Seventh Amendment to Amended and Restated Credit Agreement dated as of December 13, 2016, and an Eighth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2017 (collectively, the "Original Credit Agreement"; the Original Credit Agreement as amended by this Amendment is referred to herein as the "Credit Agreement").
B.    The Existing Lenders party hereto constitute all of the Lenders party to the Credit Agreement immediately prior to the date of this Amendment.
C.    The parties desire to amend the Original Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Effective Date, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:
“April 2017 Reserve Report” means the Reserve Report dated April 1, 2017.
"Effective Date" means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).
“Existing Lenders” means each of the Lenders other than the New Lenders.

NINTH AMENDMENT – Page 1

"Modification Papers" means this Amendment, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
"New Lenders" has the meaning specified in the opening paragraph.
"New Notes" has the meaning specified in Section 6.
2.    Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):
(a)    Ninth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.
(b)    New Notes. Borrower shall have executed and delivered the New Notes to the New Lenders.
(c)    Upfront Fee. Borrower shall have paid Administrative Agent for the account of the Lenders the previously agreed upfront fees.
(d)    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
3.    Amendment to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:
(a)    Section 1.01 of the Original Credit Agreement shall be amended by adding the following defined term in proper alphabetical order:
“Ninth Amendment Effective Date” means May 4, 2017.
(b)    Section 1.01 of the Original Credit Agreement shall be amended by replacing the following defined terms to read in their respective entireties as follows:
"Cash Management Party" means any Person that is a Lender or an Affiliate of a Lender and is a party to a Cash Management Agreement with Borrower or any Subsidiary.
"Swap Lender" means any Person that entered into a Swap Contract with Borrower or any Subsidiary before or while such Person was a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract.
(c)    The last sentence of Section 6.13 of the Original Credit Agreement shall be deleted.
(d)    Section 8.02(g) of the Original Credit Agreement shall be amended to read in its entirety as follows:

NINTH AMENDMENT – Page 2

“(g)    Investments in the Designated Investment Entities if before and after giving effect thereto (i) no Default exists, (ii) Borrower is in pro forma compliance with the financial covenants set forth in Section 7.12, and (iii) the amount of such Investment, plus the amount of all such prior Investments made after the Ninth Amendment Effective Date pursuant to this Section 8.02(g), does not exceed $100,000,000 in the aggregate. If any such Investment is in excess of $2,500,000, Borrower shall deliver to Agent, either on or prior to the date on which any such Investment is to be made or promptly thereafter, a certificate of a Responsible Officer, in the form of Exhibit I or such other format as is reasonably satisfactory to Agent, certifying (in reasonable detail in support thereof) that after giving effect to such Investment, (i) there is no Default, and (ii) Borrower is in pro forma compliance with the financial covenants set forth in Section 7.12;”
(e)    Section 8.02(j) of the Original Credit Agreement shall be amended to read in its entirety as follows:
“(j)    Investments in joint ventures formed to own and operate midstream assets; provided that the JV Investments Amount of all such Investments made after the Ninth Amendment Effective Date in reliance on this clause (j) does not exceed $150,000,000 in the aggregate; and”
(f)    The clause “Fourth” in Section 9.03 of the Original Credit Agreement shall be amended to read in its entirety as follows:
“Fourth, to payment of (i) that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, and (ii) Obligations related to any Lender Swap Contract or Secured Cash Management Agreement, ratably among Lenders, the L/C Issuer, and any Swap Lender and any Cash Management Party, in proportion to the respective amounts described in this clause Fourth held by them;”
(g)    Section 11.14 of the Original Credit Agreement shall be amended by adding the following sentence to the end thereof:
“Notwithstanding the foregoing, a Lender shall not be required to make any such assignment and delegation if such Lender (or its Affiliate) is a Swap Lender with any outstanding Lender Swap Contract, unless on the date thereof or prior thereto, all such Lender Swap Contracts have been terminated or novated to another Person and such Lender (or its Affiliate) shall have received payment of all amounts, if any, payable to it in connection with such termination or novation.”
(h)    Schedule 1.01 to the Original Credit Agreement shall be replaced with Schedule 1.01 attached hereto.
(i)    Schedule 2.01 to the Original Credit Agreement shall be replaced with Schedule 2.01 attached hereto.
(j)    Schedule 6.06 to the Original Credit Agreement shall be replaced with Schedule 6.06 attached hereto.
4.    Increase of Borrowing Base. The Borrowing Base is hereby increased from $700,000,000 to $1,000,000,000. This redetermination of the Borrowing Base constitutes the scheduled

NINTH AMENDMENT – Page 3

periodic redetermination of the Borrowing Base based on the April 2017 Reserve Report pursuant to Section 4.02(a) of the Credit Agreement, and is not a special redetermination pursuant to Section 4.03 of the Credit Agreement. The Borrowing Base shall remain at this amount until next redetermined in accordance with Article IV of the Credit Agreement.
5.    Concerning the New Lenders.
(a)    The New Lenders have become Lenders upon their execution of this Amendment, and on the Effective Date, the New Lenders shall assume all rights and obligations of a Lender under the Credit Agreement. The Administrative Agent, the Lenders and the Borrower hereby consent to each New Lender’s acquisition of an interest in the Aggregate Commitments and its Applicable Percentage. The Administrative Agent and the Borrower hereby consent to the reallocation set forth herein. The Administrative Agent, the Lenders and the Borrower hereby waive (i) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, (ii) the payment of any processing and recordation fee to the Administrative Agent, and (iii) the requirements and procedures set forth in Section 2.16 of the Credit Agreement. In connection herewith, each of the Existing Lenders irrevocably sells and assigns to each New Lender, and each New Lender, severally and not jointly, hereby irrevocably purchases and assumes from the Existing Lenders, as of the Effective Date, so much of each Existing Lender’s Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Original Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of any Existing Lender against any Person, whether known or unknown, arising under or in connection with the Original Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Existing Lender’s and each New Lender’s Commitment, Applicable Percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Applicable Percentage and Commitment set forth on Schedule 2.01 to this Amendment. Each Existing Lender and each New Lender agree that the provisions of the form of Assignment and Assumption attached as Exhibit D to the Credit Agreement shall apply to it as applicable depending on whether it is the assignee or assignor of such “Commitments” as applicable. Each party hereto agrees to execute an Assignment and Assumption or related ancillary documentation to give effect to the foregoing if requested by the Administrative Agent.
(b)    Upon the Effective Date, all Loans and participations in Letters of Credit of the Existing Lenders outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and each New Lender under the Credit Agreement.
(c)    Each New Lender represents and warrants to the Administrative Agent, for the benefit of the Lenders, as follows:
(i)    it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

NINTH AMENDMENT – Page 4

(ii)    it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;
(iii)    it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.
(d)    Each New Lender acknowledges, for the benefit of the Administrative Agent and the Lenders, as follows:
(i)    no Lender or Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;
(ii)    except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Original Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and
(iii)    on the Effective Date, subject to the satisfaction or waiver of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, as if it were an original Lender signatory thereto.
(e)    On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article X of the Original Credit Agreement).

NINTH AMENDMENT – Page 5

6.    New Notes. On the Effective Date, the New Lenders shall become Lenders and the maximum Commitments of all Lenders shall be as set forth on Schedule 2.01 to this Amendment. Accordingly, on the Effective Date, Borrower shall issue Notes ("New Notes") in the form of Exhibit B attached to the Original Credit Agreement to the New Lenders.
7.    Post-Closing Obligations.
(a)    Mortgage Coverage. Within forty-five (45) days after the Effective Date (or such longer time as determined by Administrative Agent) Borrower shall (i) mortgage to Administrative Agent additional oil and gas properties evaluated in the April 2017 Reserve Report such that the aggregated Recognized Value of all oil and gas properties then under mortgage is at least 85% of the Recognized Value of all Proved Mineral Interests evaluated in the April 2017 Reserve Report, and (ii) deliver favorable opinions of counsel to the Loan Parties acceptable to Administrative Agent as to enforceability of such Oil and Gas Mortgages delivered in connection with this Section 7(a) and such other matters reasonably requested by Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent.
(b)    Title Assurances. Within forty-five (45) days after the Effective Date (or such longer time as determined by Administrative Agent) Borrower shall provide to Administrative Agent title opinions and/or other title information and data reasonably acceptable to Administrative Agent so that Administrative Agent shall have received reasonably acceptable title assurances for at least 80% of the Recognized Value of all Proved Mineral Interests evaluated in the April 2017 Reserve Report.
8.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.
9.    No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.
10.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

NINTH AMENDMENT – Page 6

Borrower, Administrative Agent, L/C Issuer and each Lender that is a party hereto do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment.
11.    Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
12.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
13.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
14.    Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned "Governing Law, Jurisdiction; Etc." and Section 11.16 of the Original Credit Agreement captioned "Waiver of Right to Trial by Jury" are incorporated herein by reference for all purposes.
15.    Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[This space is left intentionally blank. Signature pages follow.]

NINTH AMENDMENT – Page 7

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Keri Crowell
Keri Crowell
Chief Financial Officer

NINTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer

By:	/s/ Alan Dawson
Alan Dawson
Director

LENDERS:

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Alan Dawson
Director

NINTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

NINTH AMENDMENT – Signature Page S-3

CREDIT SUISSE AG,
Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

NINTH AMENDMENT – Signature Page S-4

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

NINTH AMENDMENT – Signature Page S-5

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Matt Coleman
Name:	Matt Coleman
Title:	Director

NINTH AMENDMENT – Signature Page S-6

ZB, N.A. dba AMEGY BANK,
as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President - Amegy Bank Division

NINTH AMENDMENT – Signature Page S-7

COMPASS BANK,
as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

NINTH AMENDMENT – Signature Page S-8

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

NINTH AMENDMENT – Signature Page S-9

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

NINTH AMENDMENT – Signature Page S-10

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	Senior Vice President

NINTH AMENDMENT – Signature Page S-11

IBERIABANK,
as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

NINTH AMENDMENT – Signature Page S-12

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

NINTH AMENDMENT – Signature Page S-13

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

NINTH AMENDMENT – Signature Page S-14

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

NINTH AMENDMENT – Signature Page S-15

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Director

NINTH AMENDMENT – Signature Page S-16

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ R. Bisscheroux
Name:	R. Bisscheroux
Title:	Executive Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

NINTH AMENDMENT – Signature Page S-17

FIFTH THIRD BANK,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

NINTH AMENDMENT – Signature Page S-18

CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

NINTH AMENDMENT – Signature Page S-19

SCHEDULE 1.01

Designated Investment Entities
(all information as of May 4, 2017)

Name	Number of Shares or Percentage Ownership	Principal Business Activity
Blackhawk Midstream LLC	48.5%	Coordinates gathering, compression, processing and marketing activities for the Company in connection with the development of its Utica Shale acreage.
Grizzly Oil Sands ULC	24.9999%	Owns leasehold interests in the oil sands regions of Alberta, Canada and is engaged in the development and production of such leasehold interests.
Stingray Cementing LLC	50%	Provides well cementing services.
Stingray Energy Services LLC	50%	Provides rental tools for land-based oil and natural gas drilling, completion and workover activities as well as the transfer of fresh water to wellsites.
Sturgeon Acquisitions LLC	25%	Owns Taylor Frac, LLC and related assets comprising a frac sand business.
Tatex Thailand II, LLC	23.5%	Owns interests in APICO, LLC, an international oil and gas exploration company.
Tatex Thailand III, LLC	17.9%	Previously owned a concession in Southeast Asia.
Timber Wolf Terminals LLC	50%	Formed to operate a crude/condensate terminal and a sand transloading facility in Ohio.
Windsor Midstream LLC	22.5%	Previously owned an interest in MidMar Gas LLC, a gas processing plant in West Texas.

SCHEDULE 1.01 – Solo Page

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Applicable Percentage	Commitment
The Bank of Nova Scotia	10.000000000%	$100,000,000
KeyBank National Association	8.500000000%	$85,000,000
PNC Bank, National Association	8.500000000%	$85,000,000
Credit Suisse AG, Cayman Islands Branch	6.500000000%	$65,000,000
Barclays Bank PLC	6.500000000%	$65,000,000
Wells Fargo Bank, N.A.	6.500000000%	$65,000,000
Compass Bank	6.500000000%	$65,000,000
U.S. Bank National Association	6.500000000%	$65,000,000
JPMorgan Chase Bank, N.A.	6.500000000%	$65,000,000
Commonwealth Bank of Australia	5.000000000%	$50,000,000
ZB, N.A. dba Amegy Bank	5.000000000%	$50,000,000
ABN AMRO Capital USA LLC	3.500000000%	$35,000,000
IberiaBank	3.500000000%	$35,000,000
Morgan Stanley Senior Funding, Inc.	3.500000000%	$35,000,000
BOKF, NA dba Bank of Oklahoma	3.500000000%	$35,000,000
Fifth Third Bank	3.500000000%	$35,000,000
Canadian Imperial Bank of Commerce, New York Branch	3.500000000%	$35,000,000
Associated Bank, N.A.	3.000000000%	$30,000,000
TOTAL:	100.000000000%	$1,000,000,000

Maximum Facility Amount: $1,500,000,000

SCHEDULE 2.01 – Solo Page

SCHEDULE 6.06

LITIGATION

None.

SCHEDULE 6.06 – Page 1